Investment Securities - Sales and Calls of Securities Available for Sale (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Gross proceeds from sales and calls	$ 11,592	$ 20,182	$ 42,889
Realized gains from sales	28	41	1,398
Realized losses from sales	(30)	(564)	(112)
Net realized gains (losses)	$ (2)	$ (523)	$ 1,286